UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

April 30, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 19, 2015, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 19, 2015

NOTICE HEREBY IS GIVEN that the 2015 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 19, 2015, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2016 Annual Meeting of Stockholders;

2.	To ratify the appointment of MJF and Associates, APC as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To adopt and approve the China Recycling Energy Corporation Omnibus Equity Plan; and

4.	To conduct an advisory vote on the compensation of our named executive officers; and

5.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 8, 2015 are entitled to receive notice of and to vote at the 2015 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors.

/s/ Guohua Ku
Chief Executive Officer and Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

April 30, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 19, 2015:

Whether or not you plan to attend OUR 2015 Annual Meeting of STOCKHOLDERS, your vote is important. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2015 ANNUAL MEETING of STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 19, 2015

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”),of proxies to be voted at our 2015 Annual Meeting of Stockholders to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on June 19, 2015, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiary, Sifang Holdings Co., Ltd., and Sifang Holdings Co., Ltd.’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH Energy Technology Co., Ltd. and Shanghai TCH Energy Technology Co., Ltd’s wholly-owned subsidiary, Xi’an TCH Energy Technology Co., Ltd., and Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”) and Xi’an TCH’s 90% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd. “China” and the “PRC” refer to the People’s Republic of China, excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about May 15, 2015.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2014, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available online at http://www.sec.gov/edgar.shtml. Directions to our 2015 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

ABOUT THE 2015 Annual Meeting

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) or any postponement or adjournment of that meeting.  The 2015 Annual Meeting will held on June 19, 2015, at 10:00 a.m. local time at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Matters to be Considered and Voted Upon

At the 2015 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors, (ii) to ratify the selection of our independent registered public accounting firm, (iii) To approve China Recycling Energy Corporation Omnibus Equity Plan; and (iv) to conduct an advisory vote on the compensation of our named executive officers.  The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting.  If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board has established May 8, 2015 as the record date. Only holders of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), as of the record date are entitled to notice of, and to vote at, the 2015 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2015 Annual Meeting. At the close of business on April 27, 2015, we had 83,084,035 shares of common stock outstanding. We expect the same number of shares to be outstanding as of the record date.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2015 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2015 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2015 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of MJF and Associates, APC as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of a vote “against” the ratification of the appointment of MJF and Associates, APC as our independent registered public accounting firm.

Approval of China Recycling Energy Corporation Omnibus Equity Plan. The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Annual Meeting, provided a quorum is present, is required to approve the China Recycling Energy Corporation Omnibus Equity Plan. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2015 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

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Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2015 Annual Meeting, or vote by proxy using the accompanying proxy card, which also is available at www.shareholdervote.info/. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2015 Annual Meeting and vote in person even if you have already voted by proxy. Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

1. To vote in person, come to the 2015 Annual Meeting and we will give you a ballot when you arrive.

2. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Mr. Jackie Shi, Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China. Our Board has selected each of Guohua Ku and Jackie Shi to serve as proxies.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2015 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm, FOR approval of China Recycling Energy Corporation Omnibus Equity Plan; and FOR approval of the compensation of our named executive officers described in this Proxy Statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2015 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2015 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2015 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2015 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Mr. Jackie Shi, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

3. You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2015 Annual Meeting.

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Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Mr. Jackie Shi, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2015 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2015 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2015 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2015 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2015 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2016 Annual Meeting

Stockholder proposals will be considered for inclusion in the proxy statement for the 2016 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before January 12, 2016.

Stockholders who intend to present a proposal at our 2016 Annual Meeting without inclusion of such proposal in our proxy materials for the 2016 Annual Meeting are required to provide notice in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act, which require that advance notice of a stockholder’s proposal be delivered not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than February 20, 2016, but no later than March 21, 2016, and must otherwise comply with the notice requirements set forth under our Bylaws and all applicable Exchange Act and SEC rules. The chairman of our 2016 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the procedures set forth for such matters in our Bylaws.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

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A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2016 Annual Meeting should be addressed to our Mr. Jackie Shi, our Vice President of Finance, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

A copy of the full text of the provisions of our Bylaws, as amended, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Voting Results of 2015 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the annual meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Our Board has fixed the number of directors to be elected at the 2015 Annual Meeting at five (5). Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

Our Board currently consists of five (5) members. Our current directors will stand for re-election at the 2015 Annual Meeting. Four of the nominees were previously elected by our stockholders at the 2014 Annual Meeting. One nominee, Mr. Cangsang Huang will stand for election for the first time.

If elected as a director at the 2015 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2015 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

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Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and director nominees as of April 18, 2015:

Name	Age	Position
Guohua Ku	53	Chief Executive Officer, Director and Chairman of the Board
David Chong	52	Chief Financial Officer and Secretary
Yulong Ding	52	Director Nominee (Independent)
Geyun Wang	47	Director Nominee, Deputy General Manager
Cangsang Huang		Director (Independent)
Albert McLelland	56	Director (Independent)
Jackie (Yongjiang) Shi	40	Assistant CFO & Vice President, Finance
Bohan Zhang	47	Vice President, Accounting
Xiaoshan He	39	Vice President,

Guohua Ku was appointed as a director and Chief Executive Officer as of December 10, 2008. He was elected Chairman of the Board as of April 1, 2009. Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007. From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer. Mr. Ku’s experience as our Chief Executive Officer, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

David Chong, a citizen of Singapore, was appointed as Chief Financial Officer and Secretary of the Company on December 30, 2010; prior to Mr. Chong’s appointment as Chief Financial Officer and Secretary of the Company, he served as a consultant with the Company since June 2010. Prior to joining the Company, Mr. Chong served as CFO for Guangdong Yan Zhi Hong Shoes Manufacturing Co., Ltd (“YZH”) from January, 2007 to December, 2010. From 1991 to 2007, Mr. Chong served as the Financial Controller for Amtek Engineering Limited, where he managed the financial operations of six plants in China with annual revenues in excess of $250 million. Mr. Chong holds the qualification in Professional Accountancy Studies from ACCA (the Association of Chartered Certified Accountants) and is fluent in both English and Mandarin. Mr. Chong’s experience working with large manufacturing companies, his familiarity navigating China, US, Europe, Singapore and other capital markets and his expertise in international financial management and operations, auditing, funding, business development, internal control maintenance, corporate governance and investor relations were leading factors in his appointment as Chief Financial Officer and Secretary of the Company.

Yulong Ding was elected as a director at the 2011 Annual Meeting, and currently serves in instructional and leadership roles at the University of Birmingham since October 2013 where he has served as (i) Director of the Birmingham Centre for Thermal Energy Storage and Birmingham Centre for Cryogenic Energy Storage (October 2013 – present), (ii) Professor of Chemical Engineering (October 2013 – present), and (iv) Highview-Royal Academy of Engineering Professor of Cryogenic Energy Storage (March 2014 – present). Prior to his time at the University of Birmingham, Mr. Ding served as a professor and director of Particle Science & Engineering at the at the University of Leeds, and director of joint energy storage research institute between University of Leeds and Institute of Process Engineering of Chinese Academy of Sciences. Mr. Ding has served as a director

Geyun Wang was elected as a director at the 2011 Annual Meeting, and he also serves as the Deputy General Manager of our subsidiary Xi’an TCH Energy Technology Co., Ltd. Mr. Wang is responsible for the procurement of engineering equipment and tendering for project construction, as well as supervision of installation and commissioning for EPC projects. Mr. Wang has held this position since 2007. Prior to this position, From 2001 to 2007, Mr. Wang served as the Vice President of Sales of Shaanxi Baoji Hongguang Iron & Steel Co., Ltd., where he was responsible for sales of steel products. Mr. Wang received his bachelor degree from Northwestern Polytechnical University in 1988. Mr. Wang’s extensive project construction and management experience, as well as his extensive industry and market expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Mr. Cangsang Huang was appointed as a director on March 31, 2015 by the Board to fill the vacancy due to the resignation of Mr. Chungui Shi. Mr. Huang was also appointed as a member of the Corporate Governance and Nominating Committee, the Audit Committee and Compensation Committee of the Board. Mr. Huang has served as Chief Financial Officer ("CFO") and Principal Accounting Officer of China Housing and Land Development, Inc. ("China Housing") from June 2009 to December 2014 and he was the assistant CFO of China Housing from October 2008 to June 2009. From 2007 to 2008, Mr. Huang worked for Collins Stewart LLC in New York City and from 2006 to 2007, Mr. Huang worked for Cantor Fitzgerald & Co. in New York City. From 2001 to 2004, Mr. Huang worked as a project manager at China Communication Construction Company Limited in in Guangzhou, China. Mr. Huang received his bachelor degree in economics from Shanghai Maritime University in 2001 in Shanghai, China and his master's degree in statistics from Columbia University in 2006 in New York City. Mr. Huang's extensive experience in financing and accounting as well as with a U.S. listed Chinese company qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

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Albert McLelland was elected as a director at the 2011 Annual Meeting. Presently, he is a Senior Managing Director for AmPac Strategic Capital, LLC, a boutique merchant bank focusing on originating and executing cross border transactions with China, which he founded in 2001. Through AmPac, he established many strong relationships with various leading financial institutions in China to support advisory practices such as the State Development and Investment Corporation (SDIC) and China International Trust and Investment Company (CITIC). Prior to founding AmPac, Albert was a Director of Financial Advisory Services at PricewaterhouseCoopers’ (PwC) and member of the Chairman’s Key Account Management (KAM) team, responsible for the daily operations of their cross border transactions group operating during the Asian Financial Crisis from 1999 – 2001. Mr. McLelland, from 1993 – 1998, founded and became the Managing Director of Pearl Delta Capital Corporation in Taipei, Taiwan, a specialty investment bank that focused on raising funds and executing cross border transactions from direct investments to mergers and acquisitions for or with Greater China-based venture capital firms. He ran corporate finance at CEF Taiwan Limited, the Taiwan branch of a large regional merchant bank that was a joint venture between Canadian Imperial Bank and Cheung Kong (a leading Hong Kong conglomerate) and began his investment banking career at Shearson Lehman underwriting bond issues. He currently serves as the Audit Chair China Housing and Land Development, Inc. (CHLN) and also served as the Chairman of the Special Committee for the sale of China Fire & Security Group (CFSG). He is an Adjunct Professor teaching “Venturing in China” at the Caruth Institute for Entrepreneurship at the Cox School of Business at Southern Methodist University as well as serving as a Guest Lecturer at the Fudan University School of Management in Shanghai. Mr. McLelland received his MBA from the University of Chicago and a Master of International Affairs from Columbia University.  He did his undergraduate studies at the University of South Florida and also studied Mandarin at the National Normal University in Taiwan. In nominating Mr. McLelland for election as a director, our Board focused on his expertise in financing, auditing, cross border transactions, investment banking, mergers and acquisitions and strategic alliances within Greater China. Mr. McLelland’s extensive experience, as well as his financial and operational expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jackie Shi was appointed as the Assistant CFO & Vice President in charge of finance in January 2015. He studied professional accounting in University of New South Wales, Australia from 2001 to 2003, and was awarded his master degree of finance in 2003. He studied public administration in Northwest University of China from 1994 to 1998, and obtained his bachelor degree of law in 1998. Mr. Shi joined Xi’an TCH in 2014 as a VP of Finance and he previously worked as the Director of Investor Relations for Xilan Natural Gas Group from 2005 to 2014. Before that, Mr. Shi worked as the Deputy Financial Manager for a four-star hotel in Sydney, Australia from 2003 to 2004, and worked as an assistant to CEO in Shaanxi Qinjing Industrial and Commercial Company from 1998 to 2000.

Bohan Zhang was appointed as the Vice President in charge of Accounting in March, 2015. Mr. Zhang studied accounting for tertiary education at Xi’an Technology Institute from 1987 to 1990 and studied and majored in accounting from 1995 to 1998 at Northwest University of China and obtained his bachelor degree in 1998. Mr. Zhang attended the SOX404 internal control training, US GAAP training held by PWC Singapore. Mr. Zhang joined our subsidiary Xi’an TCH in 2007 as the head of Finance and Accounting Department. Mr. Zhang previously worked as the Financial Manager for Xi’an Dapeng Biological Technology Co., Ltd. from 2000 to 2007 and worked as the Financial Manager for a wholly foreign-owned enterprise, Xi'an Tipco Food Co., Ltd. for four years from 1996-2000. Mr. Zhang worked in the Finance and Accounting Department for a large state-owned enterprise, Northwest Medical Equipment Factory, from 1990 to 1995.

Xiaoshan He was appointed as the Executive Vice President in March 2015. He studied securities investment and management at Southwest University of Finance and Economics from 1992 to 1996 and received his for bachelor degree in 1996. Mr. He joined our subsidiary Xi’an TCH in 2007 and was in charge of marketing and administration. He previously worked as the Manager for Yilong Service Branch, Nanchong Business Department of Hexing Securities from 2002 to 2006, worked as the Head of Asset Management Department for Nanchong Business Department of Hexing Securities from 1999 to 2002, worked as a clerk in Sales Department of Sichuan Nanchong Trust Investment Company for two years from 2003 to 2005, and worked as a future broker for Chengdu Xing Xin Futures Co., Ltd. from 2006 to 2007.

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All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

There are no arrangements or understandings pursuant to which our directors are selected or nominated.

The Board recommends that the stockholders vote “FOR” the election of each of the director nominees named in this proxy statement.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Director Independence

Yulong Ding, Albert McLelland and Cangsang Huang are our only non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ. All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as defined in NASDAQ Rule 5605(a)(2). As required under applicable NASDAQ listing standards, in the 2014 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2014, the Board held 7 meetings and acted through unanimous consent on 7 different occasions. In addition, the Audit Committee held 4 meetings; the Corporate Governance and Nominating Committee held 2 meetings; and the Compensation Committee held 2 meetings. During the year ended December 31, 2014, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members attended the 2014 Annual Meeting.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Yulong Ding, Cangsang Huang and Albert McLelland. Yulong Ding is the chairman of our Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices. The Corporate Governance and Nominating Committee reviewed the performance of all of the current members of the Board and determined and recommended to the Board that all of the current directors should be nominated for re-election. No other candidates were recommended or evaluated. The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. From a general perspective, candidates are reviewed in the context of the existing Board members, our operating requirements and the long-term interests of our stockholders. In selecting candidates for appointment or re-election to the Board, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Yulong Ding, Cangsang Huang and Albert McLelland, each of whom is independent under NASDAQ listing standards. Mr. McLelland serves as chairman of our Audit Committee.

The Board determined that Mr. McLelland qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2) and Item 407 of Regulation S-K. In reaching this determination, the Board made a qualitative assessment of Mr. McLelland’s level of knowledge and experience based on a number of objective and subjective factors, including formal education, financial and accounting acumen, and business experience. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by MJF and Associates, APC to the Company are permissible under applicable laws and regulations. During fiscal year 2014, all services requiring pre-approval and performed by the Company's former accounting firm, Goldman Kurland Mohidin, LLP, were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

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Compensation Committee

The Compensation Committee currently consists of Yulong Ding, Albert McLelland and Cangsang Huang . Mr. Cangsang Huang is the chairman of our Compensation Committee. The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2014, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of NASDAQ and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Mr. Jackie Shi, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.” We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 24, 2015 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors and named executive officers;
•	each of our officers and directors that served in such capacity during 2013, but no longer served in that capacity at the end of the fiscal year; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

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	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class

Pucheng Xin Heng Yuan Biomass Power Generation Corporation No 505, Block A, Bei Shao Men, Shi Ji Jin Yuan Residential Quarter, No. 14 Wei Yang Road Xi'an City, Shannxi Province, China 71004	8,766,547	(1)	10.55%
Carlyle Asia Growth Partners III, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW, Suite 220 South Washington, DC 20004-2505	7,920,011	(2)	9.53%
Superb Growth Holding Limited Room 1301, #5-3, Zuo An Pu Yuan, Zuo An Men Nei Street Chong Wen District, Beijing	8,033,779	(3)	9.67%
Guohua Ku	32,536,017	(4)	39.16%
Bohan Zhang	1,700		*
Jackie Shi	-		-
David Chong	300,000	(5)	*
Xiaoshan He	93,543		*
Geyun Wang	100,578		*
Cangsang Huang	—		—
Yulong Ding	—		—
Albert McLelland	—		—
All executive officers and directors as a group (9 persons)	33,031,838	(6)	39.76%

*	Less than one percent (1%) of outstanding shares.

(1)	Our wholly-owned subsidiary, Xi’an TCH entered into a Biomass Power Generation Asset Transfer Agreement (the “Transfer Agreement”) with Pucheng Xin Heng Yuan Biomass Power Generation Corporation, a limited liability company incorporated in the PRC. The Transfer Agreement provided for the transfer and sale, from Pucheng Xin Heng Yuan Biomass Power Generation Corporation to Xi'an TCH, of a set of 12MW biomass power generation systems. As consideration for the biomass power generation systems, Xi'an TCH agreed to pay Pucheng Xin Heng Yuan Biomass Power Generation Corporation RMB 100,000,000 (approximately $16.48 million) in the form of 8,766,547 shares of our Common Stock, at a price per Share of $1.87. The price per share was based on the closing price of our Common Stock on September 5, 2013 ($1.88). The shares were issued to Pucheng Xin Heng Yuan Biomass Power Generation Corporation on October 29, 2013. Mr. Xueyi Dong is the sole shareholder of Pucheng Xin Heng Yuan Biomass Power Generation Corporation and is the beneficial owner (i.e., exercises all investment discretion and voting control) of the shares owned by Pucheng Xin Heng Yuan Biomass Power Generation Corporation.

(2)	The amount shown and the following information are derived from Amendment No. 9 to the Schedule 13D filed with the SEC on November 7, 2014 jointly by (i) Carlyle Group Management L.L.C., a Delaware limited liability company, (ii) The Carlyle Group, L.P., a Delaware limited partnership, (iii) Carlyle Holdings II GP L.L.C., a Delaware limited liability company, (iv) Carlyle Holdings II L.P., a Quebec societé en commandite, (v) TC Group Cayman Investment Holdings, L.P., a Cayman Islands entity, (vi) TC Group Cayman Investment Holdings Sub, L.P., a Cayman Islands entity, (vii) CAGP Ltd., a Cayman Islands exempt company, (viii) CAGP General Partner, L.P., a Cayman Islands exempt limited partnership, (ix) Carlyle Asia Growth Partners III, L.P., a Cayman Islands exempt limited partnership (“Asia Growth”), (x) DBD Cayman Holdings, Ltd., a Cayman Islands entity, (xii) DBD Cayman, Ltd., a Cayman Islands entity, and (xiii) TCG Holdings Cayman II, L.P., a Cayman Islands entity. According to the amended Schedule 13D, Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. are the record holders of 7,896,971 and 351,262 shares, respectively, of Common Stock of China Recycling Energy Corporation. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on NASDAQ. The Carlyle Group L.P. is the managing member of Carlyle Holdings II GP L.L.C., which is the general partner of Carlyle Holdings II L.P., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is the general partner of TC Group Cayman Investment Holdings Sub L.P., which is the sole shareholder of CAGP, Ltd., which is the general partner of CAGP General Partner, L.P., which is the general partner of each of Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. Accordingly, each of Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings II GP L.L.C., Carlyle Holdings II L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman Investment Holdings Sub L.P., CAGP, Ltd. and CAGP General Partner, L.P. may be deemed to share beneficial ownership of the shares of the common stock owned of record by each of Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. .

(3)	On June 28, 2014, Xi’an TCH, a wholly owned subsidiary of the Company entered into an Asset Transfer Agreement (the “Transfer Agreement”) with Qitaihe City Boli Yida Coal Selection Co., Ltd. (the “Seller”), a limited liability company incorporated in China. The Transfer Agreement provided for the sale to Xi’an TCH of a 15 MW coke oven gas power generation station which has been converted from a 15 MW coal gangue power generation station (the "Transfer Asset") from the Seller. As consideration for the Transfer Asset, Xi’an TCH paid to the Seller RMB 115,000, 000 (approximately $18,690,677) in the form of the common stock shares of the Company at the average closing price per share of the Stock for the 10 trading days prior to the closing date of the transaction (the "Shares"). On August 19, 2014, the Seller notified the Company to issue Shares to its designated party Superb Growth Holding Limited.

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(4)	On August 27, 2014, the Company entered into a Share Purchase Agreement (the “Agreement”) with Mr. Guohua Ku, a Chinese citizen, major shareholder, Chairman and Chief Executive Officer of this Company. Pursuant to the Agreement, the Company issued and sold to Mr. Ku, and Mr. Ku purchased from the Company 13,829,074 shares of common stock of the Company (the "Shares"). The purchase price per share for the Shares is the average closing price quoted on the NASDAQ Global Market for the common stock of the Company for 15 trading days prior to the effective date of the Agreement ($1.37 per share). It also includes stock options to purchase 486,667 shares of the Company's common stock. .

(5)	200,000 shares are held by Sino Way Limited, 100% of the shares of which are owned by Mr. Chong.

(6)	Includes 32,728,463 shares held directly, 200,000 shares held indirectly, and 486,667 shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2014 and 2013, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2014 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2014. The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2014	17,876	—	—	Nil	—	—	—	17,876
Chief Executive Officer and Chairman of the Board	2013	17,876	—	—	Nil	—	—	—	$17,876

David Chong (2)	2014	90,900	—	—	Nil	—	—	—	90,900
Chief Financial Officer and Secretary	2013	$90,900	—	—	Nil	—	—	—	$90,900

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.
(2)	David Chong was appointed as Chief Financial Officer and Secretary of the Company on December 30, 2010.
(3)	The amounts in this column were calculated based on the grant date fair value of our common stock, in accordance with FASB ASC Topic 718. Award to Mr. Ku was granted by our Board on August 13, 2010.

Narrative to Summary Compensation Table

In fiscal year 2014, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

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Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008.  The agreement had a two-year term, starting December 10, 2008, that included a one-month probationary period.  In accordance with the terms and conditions of Mr. Ku’s employment agreement, on December 10, 2010, and, more recently, on December 10, 2014, the Company and Mr. Ku agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of $17,876 annually for his service as CEO.  The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring. Mr. Ku has the right to resign at any time upon a 30 days written notice to the Company.

Mr. David Chong, our current CFO and Secretary, entered into an employment agreement with the Company on January 1, 2011. The employment agreement, effective January 1, 2011, had a two-year term. In accordance with the terms and conditions of Mr. Chong’s employment agreement, on January 1, 2013, the Company and Mr. Chong agreed to renew Mr. Chong’s employment agreement for an additional two-year term. Mr. Chong receives a base salary of $7,575 per month and is entitled to receive customary employee benefits available to all full time employees of the Company. The Company may terminate the employment agreement, at any time, without any prior notice, if Mr. Chong engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Chong under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; or (iii) the need for mass layoffs or other restructuring. Mr. Chong has the right to resign at any time upon a 30 days written notice to the Company.

Nonstatutory Stock Option Plan – Equity Compensation

In August, 2008 and November, 2009, the Company granted certain employees stock options under the Company’s 2007 Non-Statutory Stock Option Plan, which was later amended and restated in 2010, to acquire 3,000,000 shares of the Company’s common stock . The options have a life of five years and the options granted in 2008 and 2009 have expired in 2013 and 2014. On August 13, 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to 36 managerial and non-managerial employees as new equity awards pursuant to the Company's Amended and Restated 2007 plan. According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010; and (ii) an additional 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met certain financial goals of 2011 as set out and decided by the Compensation Committee, such vesting to occur immediately upon the Compensation Committee’s determination that the Company had met such goals for 2011; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met certain financial goals of 2012 as set out and decided by the Compensation Committee, such vesting to occur immediately upon the Compensation Committee’s determination that the Company had met such goals for 2012. The options could only be exercised to the extent that such options became vested and exercisable. The Company did not meet the financial goals of 2012 and 2011; accordingly, the second and third tranches (two thirds of the total number of 2,200,000 options) were forfeited.

The vesting terms of options granted under the 2007 Plan are subject to certain nonstatutory stock option agreements. The exercise price of each option granted under the 2007 Plan is at least 100% of the fair market value of a share of our common stock on the date of grant. For purposes of option awards, fair market value of a share of our common stock means the closing sale price of a share of our common stock on the relevant date on the principal exchange on which the common stock is then listed or admitted to trading. If no reported sale of common stock takes place on the relevant date on the principal exchange, then the reported closing asked price of a share of our common stock on such date on the principal exchange shall be the fair market value. If our common stock is not at the time listed or admitted to trading on a stock exchange, the fair market value of a share of our common stock means between the lowest reported bid price and highest reported asked price of a share of our common stock on the relevant date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board or the Compensation Committee and regularly reporting the market price of a share of our common stock. If our common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Board shall determine the fair market value in good faith.

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The Company’s 2007 Non-Statutory Stock Option Plan expired in November, 2012.

Our stockholders are being asked to consider and vote on Proposal No. 3 to approve the China Recycling Energy Corporation Omnibus Equity Plan (the “Plan”). The Plan was approved by our Board and became effective on April 24, 2015, subject to stockholder approval. We recommend that our stockholders approve the Plan so that we can grant equity awards which we believe will further our growth and enable us to attract and retain our officers, employees, contractors and service providers. Proposal No. 3 contains a summary of the material terms of the Plan.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held, as of December 31, 2014, by those individuals who served as our named executive officers during any part of fiscal year 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($ )	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Guohua Ku (1)	486,667	973,333	0	3.05	08/12/2015	—	—	—	—

David Chong	—	—	Nil	Nil	Nil	—	—	—	—

(1)	Award was granted on August 13, 2010 with a three year vesting period; however, vesting of the stock options is dependent upon the Company at least meeting minimum revenue and earnings thresholds for fiscal years 2010, 2011 and 2012. Because the Company did not meet its financial goals for 2012 and 2011, two thirds of these options were forfeited.
(2)	There were no stock option exercises by our named executive officers during 2014.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company.  Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

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2007 Plan

On August 13, 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to 36 managerial and non-managerial employees as new equity awards pursuant to the Corporation’s Amended and Restated 2007 plan. According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010; and (ii) an additional 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2011 which will be set out and decided by the Compensation Committee, such vesting to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2011; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2012 which is set out and decided by the Compensation Committee, such vesting is to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2012.  The options may only be exercised to the extent that such options have become vested and exercisable.

As of December 31, 2012 and 2011, the Company did not meet the financial goals of 2012 and 2011; accordingly, the second and third tranche (two thirds of the total number of 2,200,000 options) was forfeited.

The options have a life of five years. The FV of the options was calculated using the following assumptions; estimated life of five years, volatility of 92%, risk free interest rate of 3.54%, and dividend yield of 0%. Each tranche of the options is deemed to be independent of the others. Therefore, the FV of the first tranche of options was expensed during 2011; the second and third tranche of options were forfeited due to the non-achievement of established financial benchmarks.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2014 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Timothy Driscoll	12,000						$12,000

Julian Ha	$12,000						$12,000

Yulong Ding	$12,000	—	0	—	—	—	$12,000

Chungui Shi	$24,000	—	0	—	—	—	24,000

Albert McLelland	$50,000	—	0	—	—	—	50,000

(1)	The amounts in these columns reflect the full grant date fair value of option awards for the year ended December 31, 2014, in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 16 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on March 23, 2015. No option awards were granted in the year ended December 31, 2014.
(2)	In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. With the exception of Albert McLelland, each director receives a monthly Board fee of $2,000. Mr. McLelland receives compensation in the amount of $50,000 per year for his services to the Board and Board Committees. Non–employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. No grants of stock options were made to non-employee directors in 2014. The option awards outstanding for Mr. Chungui Shi were awarded in fiscal year 2010. The option awards outstanding for Mr. Julian Ha and Mr. Timothy Driscoll were each awarded in fiscal year 2009. The option award granted to each non-employee director vests six months from the date of grant and expires on the fifth anniversary of the grant date. There were no stock option exercises by non-employee directors in fiscal year 2014. The aggregate number of option awards outstanding, as of December 31, 2014, for each of the non-employee directors was as follows:

Name	Options
Yulong Ding	0
Tim Driscoll	20,000
Julian Ha	40,000
Chungui Shi	40,000
Albert McLelland	0

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of our common stock that may be issued under the 2007 Plan, as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	733,333	$3.05	—

Equity compensation plans not approved by security holders	—	—	—

Total	733,333	$3.05	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

For fiscal year ended December 31, 2014, the Company was involved in the following related party transactions:

On March 1, 2014, Xi’an TCH entered a loan agreement with Mr. Guohua Ku, a major shareholder and the Company's Chairman and CEO, pursuant to which Mr. Ku will loan the Company, from time to time, up to RMB 80 million ($13 million) for the Company’s operating needs. The loans bear no interest, have a one-year term, and the Company can repay the principal in installments. As of December 31, 2014, the Company borrowed $0 from Mr. Ku, but had $40,954 in advances from the Company’s management, which bear no interest, and are payable upon demand.

On August 27, 2014, the Company entered into a Share Purchase Agreement (the “Agreement”) with Mr. Guohua Ku. Pursuant to the Agreement, the Company issued to Mr. Ku, 13,829,074 shares of common stock of the Company on September 5, 2014. The purchase price per share for the Shares was the average closing price quoted on the NASDAQ Global Market for the common stock of the Company for 15 trading days prior to the effective date of the Agreement, which was $1.37 per share. The Company received payments in two installments of $12 million and $6.91 million on September 5, 2014 and September 12, 2014 respectively in equivalent of RMB 74.05 million and RMB 42.85 million respectively using the middle exchange rate between USD and RMB published by the People’s Bank of China on the effective date of the agreement pursuant to its terms. These shares were recorded using the FV of $1.49 per share. The Company agreed to file a registration statement for the registration of the Shares for their resale by Mr. Ku within 180 days from the effective date of this Agreement; the Company is currently preparing the registration statement.

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 As of December 31, 2013, amounts due to related parties totaled $2,420,391, including an advance of $2,379,734 from Mr. Ku, a major shareholder and the Company's Chairman and CEO; and $40,657 from the Company’s management, which bore no interest, and were payable on demand. The $2,379,734 advance from the Company’s shareholder became short term, non-interest bearing, one-year loan as a result of the loan agreement entered on March 31, 2014, which was repaid in September 2014.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2014. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.” For fiscal year 2014, the Audit Committee was comprised of Albert McLelland (Chairman), Yulong Ding, and Chungui Shi each of whom is independent under applicable SEC and NASDAQ listing standards. As noted above, on March 31, 2015, Mr. Cangsang Huang, who is similarly independent, replaced Mr. Chungui Shi on the Board and on the Audit Committee.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2014, the Audit Committee held 4 meetings. Representatives of Goldman Kurland and Mohidin LLP, our former independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and MJF and Associates, APC, our current independent registered public accounting firm, our audited financial statements for the year ended December 31, 2014 and discussed MJF and Associates, APC’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from MJF and Associates, APC required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with MJF and Associates, APC its independence. The members of Audit Committee considered whether the services provided by MJF and Associates, APC, for the year ended December 31, 2014, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee:
Albert McLelland (Chairman)
Yulong Ding
Chunggui Shi

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PROPOSAL No. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT registered public accounting firm

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of MJF and Associates, APC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2015 Annual Meeting. MJF and Associates, APC has served as our independent registered public accounting firm since February 15, 2015 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of MJF and Associates, APC, the Audit Committee will reconsider the appointment.

Representatives of MJF and Associates, APC will be present at the 2015 Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders vote “FOR” THE APPROVAL AND RATIFICATION of MJF and Associates, APC as our independent registered public accounting firm FOR FISCAL YEAR ENDING DECEMBER 31, 2015.

principal accountant fees and services

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by Goldman Kurland Mohidin, LLP and MJF and Associates, APC for the fiscal years ended December 31, 2014 and 2013 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2014	Fiscal Year 2013
Audit Fees	$279,112.88	$282,430
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$279,112.88	$282,430

Audit Fees for the fiscal years ended December 31, 2014 and 2013 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees as of the fiscal years ended December 31, 2014 and 2013 were for services associated with the restatement of our financial statements.

Tax Fees as of the fiscal years ended December 31, 2014 and 2013 were for services related to tax compliance and preparation of international tax returns.

All Other Fees. There were no fees in this category for the fiscal years ended December 31, 2014 and 2013.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Goldman Kurland and Mohidin LLP and MJF and Associates, APC.

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Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

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PROPOSAL No. 3 – APPROVAL OF china recycling energy corporation omnibus equity PLAN

Background

Our stockholders are being asked to consider and vote on this proposal to approve the China Recycling Energy Corporation Omnibus Equity Plan (the “Equity Plan”). At its meeting on April 24, 2015, the Board of Directors of China Recycling Energy Corporation ("CREG") adopted the new Equity Plan, effective as of April 24, 2015, subject to stockholder approval. Several years prior to the adoption of the new Equity Plan, CREG maintained another equity plan, the China Recycling Energy Corporation Amended and Restated 2007 Nonstatutory Stock Option Plan, effective January 1, 2010, which expired on November 12, 2012 (the "Prior Plan").

The Equity Plan’s purpose is to attract and retain high caliber employees, directors, consultants and independent contractors; motivate participants to achieve long-range goals; provide competitive incentive compensation opportunities, and align the participant's interests with the interests of the stockholders by offering the participants compensation that is based on our common stock.

The description of the Equity Plan below is a summary and is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached as Appendix A to this Proxy Statement.

Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the stockholders vote “FOR” the proposal to approve the China Recycling Energy Corporation Omnibus Equity Plan.

Description of the Equity Plan

Administration. The Equity Plan requires that a committee of non-employee independent outside directors administer the Equity Plan. Currently, our Compensation Committee, which we refer to in this proposal as the Committee, administers the Equity Plan. Among other powers and duties, the Committee determines the employees who will be eligible to receive awards and establishes the terms and conditions of all awards. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate its authority and administrative duties under the Equity Plan.

Shares Subject to the Equity Plan. The shares issuable under the Equity Plan are shares of our common stock that are authorized but unissued or reacquired common stock, including shares repurchased by CREG as treasury shares. The total aggregate shares of common stock authorized for issuance during the term of the Equity Plan is limited to 12,462,605 shares. The Committee must equitably adjust awards and the number of shares available under the Equity Plan in the event of a recapitalization, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, reclassification, combination or other exchange of shares. Subject to certain limitations, the shares of common stock allocable to the portion of awards granted under the Equity Plan that have not been delivered because they have been forfeited or cancelled or they are a cash settlement award, or that have not been applied to pay the exercise price or taxes, may again be issued pursuant to new awards under the Equity Plan.

Types of Awards and Eligibility. There are five types of awards that may be made under the Equity Plan including incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, and restricted stock units (“RSUs”). Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award. For purposes of awards determined by reference to the fair market value of a share of our common stock, fair market value means the closing price of a share of our common stock on the relevant date, or if there are not sales on such date, on the next preceding day on which there were sales. Current and future U.S. and non-U.S. employees (including officers) and prospective employees as designated by the Committee may receive awards under the Equity Plan. However, only U.S. employees may receive ISOs. As of April 24, 2015, approximately 55 individuals (consisting of 19 executive officers, three directors who are not executive officers, and approximately 36 employees who are not executive officers) are eligible to receive awards under the Equity Plan. The closing price of CREG common stock on the NASDAQ National Market was $1.07 per share as of April 27, 2015.

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6.            Stock Options. ISOs are options to purchase our common stock that receive tax benefits if they meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and NQSOs are options to purchase our common stock that do not meet those requirements.

Option Grant: Each option award must be evidenced by an award agreement specifying the option exercise price, the term of the option, the number of shares of our common stock subject to the option, and such other provisions as the Committee determines, and which are not inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). The award agreement must also specify whether the option is to be treated as an ISO within the meaning of Code Section 422. Options not designated as ISOs are considered to be NQSOs. The Committee may, with the consent of affected participants, cancel outstanding options and grant new options to substitute the canceled option, in which case the exercise price will be based on the fair market value on the new grant date. The cancellation and grant need not be simultaneous.

Exercise of Options: Options granted under the Equity Plan will be exercisable at such times set forth in an award agreement. The exercise price of each option granted under the Equity Plan will be at least 100% of the fair market value of a share of our common stock on the date of grant. The exercise price of each ISO granted under the Equity Plan to any individual who owns more than 10% of the voting power of our stock will be at least 110% of the fair market value of a share of our common stock on the date of grant. The fair market value of shares to which ISOs are exercisable for the first time by any individual during any one calendar year is limited to $100,000, and any ISOs that become exercisable in excess of that amount will be deemed NQSOs.

Payment of Exercise Price: The exercise price is payable in cash; by tendering shares of our common stock owned by the participant; by withholding shares that would be acquired on exercise; by broker-assisted cashless exercise; or by any other form of legal consideration acceptable by the Committee (so long as it does not result in deferral of compensation within the meaning of Code Section 409A). Options are subject to the conditions, restrictions and contingencies specified by the Committee.

Option Term: The maximum term of any option is ten years from the date of grant and, with respect to ISOs granted to an individual who owns 10% of the voting power of our stock, the maximum term is five years from the date of grant.

7.            Stock Appreciation Rights. Each SAR represents the right to receive a payment in an amount equal to the increase in the fair market value of a share of our common stock on the date the recipient exercises the award over the fair market value of a share of our common stock at the date the award is granted (the “base price”). The Committee will determine, in its sole discretion, the number of SARs granted to any individual under the Equity Plan and any terms and conditions pertaining to the awards.

SARs Grant: Each award of SARs will be evidenced by an award agreement that will specify the base price, the term of the SAR, and such other provisions as the Committee determines, and which are not inconsistent with the terms of the Equity Plan (which need not be the same for each award for each recipient).

Base Price of SAR: The base price of each SAR granted under the Equity Plan will be at least equal to the fair market value of a share of our common stock on the date of grant.

Settlement of SARs: SARs granted under the Equity Plan will be exercisable (“settled”) at such times set forth in an award agreement. Following exercise of a SAR, a participant is entitled to receive payment in an amount determined by multiplying: (a) the excess of the fair market value of a share on the date of exercise over the base price per share; by (b) the number of shares with respect to which the SAR is exercised. Payment to settle SARs may be in cash, shares of common stock, or a combination of cash and shares, as determined by the Committee. The Committee may provide a maximum dollar limit on the total payment due under a SAR.

SAR Term: The maximum term of any SAR is ten years from the date of grant.

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8.            Restricted Stock and Restricted Stock Units. An award of restricted stock is a grant of shares of our common stock subject to restrictions specified by the Committee that generally lapse upon vesting. Each RSU awarded entitles the recipient to receive, upon vesting of the award, one share of our common stock in an amount equal to the fair market value of one share of our common stock on the date of vesting. Each award of restricted stock or RSUs will be evidenced by an award agreement that specifies the period of restriction for restricted stock or the vesting period for RSUs, the number of shares of restricted stock or RSUs granted, and such other provisions as the Committee shall determine, and which shall not be inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). Unless otherwise provided in the award agreement, a recipient of a restricted stock or RSU award has no shareholder rights, such as voting or cash dividend rights, until vesting of the RSU or restricted stock.

Performance-Based Compensation. Awards granted under the Equity Plan may, in the Committee’s discretion, be designed to qualify as performance-based compensation under Code Section 162(m). In order for awards to constitute performance-based compensation under Code Section 162(m), the material terms of performance measures on which the goals are to be based must be disclosed to and subsequently approved by the stockholders prior to payment of the compensation. Awards intended to qualify for exemption as performance-based compensation must be granted by a committee of outside directors as defined in Code Section 162(m). Performance goals under the Equity Plan are based on performance measures, which may include any of the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. In addition, the performance goals may be calculated without regard to extraordinary items and may be based in whole or in part upon the performance of CREG and/or one or more of its affiliates, one or more of its divisions or units or, in such a case, any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof. The performance goals must be established in writing by the Committee no more than 90 days after the commencement of the performance period, of, if less, the number of days that is equal to 25% of the relevant performance period. The Committee must certify attainment of these goals before any payout of the performance-based compensation.

Limitations on Awards. The maximum number of shares (including options, SARs, RSUs and restricted stock) that may be awarded under the Equity Plan to any participant in any one calendar year is limited to 1,000,000 shares of our common stock. In addition, in any one calendar year, a participant may not receive a cash amount payable under the Equity Plan greater than $1,000,000 for any awards intended to constitute performance-based compensation under Code Section 162(m).

Vesting and Forfeiture. The Committee determines the time and conditions under which the award will vest or the period of time after which the restriction shall lapse as part of making an award. Vesting or the lapse of the period of restriction may, in the Committee’s discretion, be based solely upon continued employment or service for a specified period of time, or may be based upon the achievement of specific performance goals (individual, corporation or other basis), or both. Vesting means the time at which an option, SAR or RSU holder may exercise his or her award or the end of the period of restriction that applies to restricted stock. Vesting or lapse provisions need not be uniform among awards granted at the same time or to persons similarly-situated. Vesting and lapse requirements will be set forth in the applicable award agreement. The Committee, in its discretion, may accelerate vesting of any award at any time. Unless otherwise provided by the Committee, when a participant terminates employment or service with us, all unexercised or unvested awards are forfeited and if the termination is without cause, all outstanding vested options and SARs will continue to be exercisable until the earlier of the expiration term or until the date that is three months after such termination date.

Extension Exercise Period. The Committee, in its discretion, may extend the period of time for which an option or SAR is to remain exercisable following a termination of service, but in no event beyond the expiration of the option or SAR.

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Prohibition on Repricing. Except as required or permitted pursuant to a corporate transaction (including, without limitation, any recapitalization or reorganization), in no event will an option or SAR be amended to reduce the exercise or base price or be canceled in exchange for cash, other awards or options or SARs with an exercise price or base price less than the exercise price of the original option or base price of the original SAR without stockholder approval.

Limits on Transfers of Awards/Beneficiary Designation. All awards are exercisable only by the participant during the participant’s lifetime, and are transferable only by will or by the laws of descent and distribution; provided, however, that the Committee may permit a transfer of an award, other than an ISO, to a family member of an individual, subject to such restrictions as the Committee may provide. Participants may designate a beneficiary or beneficiaries to receive their benefits under the Equity Plan if they die before receiving any or all of such benefit.

Recapitalization. Upon a recapitalization, the Committee must adjust the number and kind of shares issuable and maximum limits for each type of award, adjust the number and kind of shares subject to outstanding awards, adjust the exercise or base price of outstanding options or SARs, and make any other equitable adjustments.

Reorganization. Upon a reorganization, the Committee may decide that awards will apply to securities of the resulting corporation (with appropriate adjustment as determined by the Committee), that some or all options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws), that some or all options and SARs will be immediately exercisable and terminate after at least 30 days’ notice to holders (to the extent permitted under federal or state securities laws), and/or that some or all awards of restricted stock or RSUs will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Equity Plan, without consent of stockholders or participants, provided, however, that amendments must be submitted to the stockholders for approval if stockholder approval is required by applicable law and any amendment or termination that may adversely affect the rights of participants with outstanding awards requires the consent of such participants The Committee may amend any award agreement, provided the amendment is not to re-price or constructively re-price any award.

Term. The Equity Plan is effective immediately upon the adoption by our Board of Directors, subject to stockholder approval, and will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. Options may be granted at any time on or after the date the Board of Directors adopt the Equity Plan, however, until the stockholders approve the Equity Plan, no options or SARs may be exercised, no restricted stock may be issued, and no award may be settled in stock. If stockholder approval is not obtained within 12 months after the adoption by our Board of Directors, all awards will be null and void.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences of awards under the Equity Plan is based on current U.S. federal income tax laws and regulations and is designed to provide a general understanding of the consequences as of the date of this proxy statement. Laws and regulations may change in the future and affect the income tax consequences of your award under the Equity Plan. In addition, the impact of the laws and regulations may vary based on your individual circumstances. This summary does not constitute tax advice and does not address taxation of your award under the laws of any municipality, state or foreign country. You are urged to consult your own tax advisor as to the specific tax impact of any award to you.Incentive Stock Options. An employee participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, an employee participant also will not have income tax consequences when he or she exercises an ISO. An employee participant may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if an employee participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Any shares recharacterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

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An employee participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

If an employee participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize compensation income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the employee option-holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to CREG when it grants an ISO or, generally, when an employee participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income when he or she exercises, as described above, CREG generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

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There will be no tax consequences to CREG when granting a NQSO. CREG generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor CREG has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. CREG generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock. CREG will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received on an amount equal to the fair market value of the shares of restricted stock awarded for which the election is being made (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates and be subject to employment taxes. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. CREG will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed. CREG will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Limitation on Company Deductions. No federal income tax deduction is allowed for CREG for any compensation paid to a “covered employee” in any taxable year of CREG to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer of CREG and the three other most highly compensated officers of CREG other than the principal financial officer for the taxable year, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to performance shares or units, or the receipt of restricted stock. This deduction limitation, however, does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified after that date. Awards under the Equity Plan that are made to participants who are “covered employees” may be designed by the Committee to meet the requirements of the performance-based compensation exception under Code Section 162(m). The Committee intends to administer the Equity Plan in a manner that maximizes CREG’s tax deductions under Code Section 162(m). Stockholder approval of the Equity Plan is necessary for the performance-based compensation to meet the Code Section 162(m) exemption

Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual's “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

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Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Other Information

Subject to the terms and provisions of the Equity Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Committee. The Committee has not yet made any determination as to which eligible employees will receive awards under the Equity Plan in the future, or the value of awards to be made to any eligible individual, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Equity Plan.

Proposal No. 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to ensure that the program is structured appropriately in order to obtain our strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 12 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

The Board recommends that the stockholders vote “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS as described in this proxy statement.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the fiscal year ended December 31, 2014, all filing requirements for reporting persons were met.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement and form of proxy for our 2016 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Advance notice of a stockholder’s proposal must be delivered to our Vice President, Jackie Shi, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on or before January 12, 2016. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Mr. Jackie Shi, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2015 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2015 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2015 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors.

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

April 30, 2015

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Appendix A

China Recycling Energy Corporation Omnibus Equity Plan

CHINA RECYCLING ENERGY CORPORATION

OMNIBUS EQUITY PLAN

ARTICLE 1

GENERAL PROVISIONS

1.1.	PURPOSE OF THE PLAN.

The China Recycling Energy Corporation Omnibus Equity Plan has been established by China Recycling Energy Corporation to (a) attract and retain high caliber employees, directors, consultants and independent contractors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similarly-situated companies; and (d) further align Participants’ interests with those of the Corporation’s stockholders through compensation that is based on the Corporation’s common stock; and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Several years prior to the establishment of this Plan, the Corporation maintained the Amended and Restated 2007 Nonstatutory Stock Option Plan, adopted by the Board on April 23, 2010 to become effective January 1, 2010 , which expired on November 12, 2012.

Capitalized terms shall have the meanings assigned to such terms in Section 8 of the Plan.

1.2.	TYPES OF AWARDS AVAILABLE UNDER THE PLAN.

The Plan provides for four types of Awards:

Options - the Option Grant Program under which Eligible Persons may be granted Incentive Stock Options or Non-Statutory Stock Options to purchase Shares is set forth in Article 2;

Stock Appreciation Rights - the Stock Appreciation Rights Program under which Eligible Persons may be granted a right to receive the appreciation in the Fair Market Value of Shares in the form of cash or Stock is set forth in Article 3;

Restricted Stock - the Restricted Stock Program under which Eligible Persons may be issued Shares, subject to certain conditions and restrictions, is set forth in Article 4; and

Restricted Stock Units - the Restricted Stock Unit Program under which Eligible Persons may be granted a right to receive Stock upon the satisfaction of certain conditions and restrictions is set forth in Article 5.

The provisions of Articles 1, 6 (to the extent applicable), 7 and 8 apply to each type of Award made under the Plan and govern the interests of all persons under the Plan.

1.3.	ADMINISTRATION OF THE PLAN.

(a)	General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Paragraph (b)). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

(b)	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet all of the following requirements:

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(i)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall (A) not be an officer of the Corporation or a parent or subsidiary of the Corporation, or otherwise currently employed by the Corporation or a parent or subsidiary of the Corporation; (B) not receive compensation, either directly or indirectly, from the Corporation or a parent or subsidiary of the Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; (C) not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; and (D) not be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Securities Exchange Act of 1934. The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, and shall be interpreted and construed in a manner which assures compliance with said Rule 16b-3. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner;

(ii)	Outside Director Rule for Compliance with Code Section 162(m). No director serving on the Committee may be a current employee of the Corporation or a former employee of the Corporation (or any corporation affiliated with the Corporation under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Corporation (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the "outside director" requirements of Treasury Regulation §1.162-27(e)(3), and shall be interpreted and construed in a manner which assures compliance with the "outside" director requirement of Code §162(m)(4)(C)(i). To the extent Code §162(m) or the regulations issued thereunder are modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner; and

(iii)	Independent Director Rule for Stock Exchange. During the period any director is serving on the Committee, he shall satisfy all requirements to qualify as an independent director for purposes of the rules of the exchange on which the Stock is traded.

(c)	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum. Actions may be taken by a majority of the Committee at a meeting or by unanimous written consent of all Committee members in lieu of a meeting. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

(d)	Powers of Committee. The Committee may make one or more Awards under the Plan to a Participant. The Committee shall decide which Eligible Persons shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of Shares covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing Award under the Plan or award under any other compensation plan or arrangement of the Corporation or a Related Corporation, including a plan of any entity acquired by the Corporation or a Related Corporation, upon the cancellation of the existing award; provided, that such grant of an alternate or replacement Award may be made only if the alternate or replacement Award does not constitute a repricing of the existing award (as limited by Section 1.5(c) of the Plan). In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Corporation’s success and such other factors as the Committee, in its sole discretion, deems relevant.

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In accordance with Article 6 of the Plan, the Committee shall decide whether and to what extent Awards under the Plan shall be structured to conform with Code §162(m) requirements for the Performance-Based Exception. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform to Code §162(m). If every member of the Committee does not meet the definition of “outside director” as defined in Code §162(m), the Committee shall form a subcommittee of those members who do meet that definition, and that subcommittee shall have all authority and discretion to act as the Committee to make Awards that conform with Code §162(m).

The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Award Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(e)	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers.

(f)	Information to be Furnished to Committee. The records of the Corporation and Related Corporations as to an Eligible Person’s or Participant’s employment, termination of employment, performance of Services, termination of Services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee with such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

(g)	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Corporation shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Paragraph (e)), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Corporation relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

1.4.	ELIGIBILITY.

The persons eligible to participate in this Plan (“Eligible Persons”) are as follows:

(a)	Employees. Employees (including Employees who are members of the Board and Employees who reside in countries other than the United States), provided that awards of Incentive Stock Options shall only be made to Employees.

(b)	Outside Directors. Non-Employee members of the Board or the board of directors of any Related Corporation.

(c)	Consultants. Other consultants and independent advisors who provide bona-fide services to the Corporation (or any Related Corporation).

(d)	New Hires. Persons who have been offered employment by the Corporation or a Related Corporation, provided that such a prospective Employee may not be granted an Incentive Stock Option until he or she becomes an Employee and may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or the Related Corporation.

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1.5	STOCK SUBJECT TO THE PLAN.

(a)	Shares Available for Issuance.

(i)	Reserve. The Stock issuable under the Plan shall be Shares of authorized but unissued or reacquired Stock, including Shares repurchased by the Corporation as treasury shares. The maximum number of Shares available for issuance under the Plan shall be 12,462,605 Shares of which 623,130 may be issued pursuant to Incentive Stock Options.

(ii)	Share Use. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. However, should the Exercise Price of an Option under the Plan be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise or vesting of an Award under the Plan, then such number of Shares shall be treated for purposes of this Paragraph as having been issued to the holder. Notwithstanding the above, the total number of Shares underlying a SAR granted under the Plan that is settled in Stock shall not be available for subsequent issuance under the Plan regardless of the number of Shares used to settle the SAR.

(iii)	Individual Participant Limitations. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation under Code §162(m) to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

(b)	Adjustment to Shares and Awards.

(i)	Recapitalization. If the Corporation is involved in a corporate transaction or any other event which affects the Shares (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of Shares that are issuable under the Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of Shares subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price or base price of outstanding Options and Stock Appreciation Rights; and

(4)	The Committee shall make any other equitable adjustments.

Only whole Shares shall be issued in making the above adjustments. Further, the number of Shares available under the Plan or the number of Shares subject to any outstanding Awards shall be the next lower number of Shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Corporation issues any rights to subscribe for additional Shares pro rata to holders of outstanding Shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding Shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights.

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(ii)	Reorganization. If the Corporation is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Corporation, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to each such Award would have been entitled;

(2)	any or all outstanding Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Plan;

(3)	any or all Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted; and/or

(4)	any or all unvested Restricted Stock Units AND Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

(iii)	Limits on Adjustments. Any issuance by the Corporation of stock of any class other than the Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

(c)	No Repricings. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the base price of SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an Exercise Price or base price that is less than the Exercise Price of the original Options or base price of the original SARs without stockholder approval.

ARTICLE 2

OPTION GRANT PROGRAM

2.1	TERMS.

The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Plan. Award Agreements need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Options.

To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

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2.2	VESTING.

Each Option shall vest and become exercisable at such time or times, during such period, and for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option; provided that no Option may be exercisable after the expiration of ten (10) years (or, in the case of an ISO granted to a 10% Stockholder, five (5) years) from the date of grant. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

2.3	EXERCISE PRICE.

The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date.

2.4	METHOD OF EXERCISE.

The Participant may exercise the Option by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. The notice shall be effective only if accompanied by payment of the Exercise Price in full. The Committee shall have the discretion to provide that the Exercise Price may be payable, to the extent permitted by applicable law, in one or more of the forms specified below:

(a)	Cash/Check. Cash or check made payable to the Corporation;

(b)	Shares Owned. By delivery to the Corporation of Shares owned by the Participant (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise) with such documentation as the Committee may require or in such other manner as the Committee may require;

(c)	Share Withholding. By withholding Shares that would otherwise be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(d)	Cashless Exercise. By cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the Exercise Price; and/or

(e)	Other Forms. In any other form of legal consideration that may be acceptable to the Committee, so long as it does not result in the deferral of recognition of income or a “deferral of compensation” within the meaning of Code §409A.

2.5	SETTLEMENT OF AWARD.

The Corporation shall deliver Shares as soon as practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise and payment in full of the Exercise Price as described in Section 2.4. Such Shares shall be subject to such conditions as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

2.6	CANCELLATION AND REGRANT OF OPTIONS.

The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under the Option Grant Program and to grant in substitution new Options covering the same or different number of Shares but with an Exercise Price per Share based on the Fair Market Value per Share on the new grant date. The cancellation and grant need not be simultaneous.

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ARTICLE 3

STOCK APPRECIATION RIGHTS PROGRAM

3.1	TERMS.

A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee (as determined below), payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such SARs.

3.2	VESTING.

The SAR shall cover a specified number of Shares and shall vest and become exercisable upon such terms and conditions as the Committee shall establish; provided that no SAR may be exercisable more than ten (10) years after the date of grant unless otherwise determined by the Committee and set forth in the Award Agreement. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

3.3	VALUE.

The base price in effect for Shares covered by a SAR shall be determined by the Committee at the time of grant. In no event, however, may the base price per Share be less than the Fair Market Value per Share on the grant date. The Participant will receive upon exercise of the SAR an amount equal to the excess of the Fair Market Value of a Share on the surrender date over the base price of a Share (the “Spread”) multiplied by the number of Shares covered by the SAR Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time it grants a SAR that the Spread covered by such SAR may not exceed a specified amount.

3.4	METHOD OF EXERCISE.

The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee.

3.5	SETTLEMENT OF AWARD.

To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

ARTICLE 4

RESTRICTED STOCK PROGRAM

4.1	TERMS.

A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Restricted Stock Awards.

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4.2	LAPSE OF RESTRICTIONS.

Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

4.4	SHARE ESCROW/LEGENDS.

(a)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (b) below), each certificate shall bear the following legend (in addition to any other legend required by law):

"The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the China Recycling Energy Corporation Omnibus Equity Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and China Recycling Energy Corporation. The Plan and the Restricted Stock Agreement are on file in the office of the Corporate Secretary of China Recycling Energy Corporation."

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such Shares become nonforfeitable.

(b)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such Shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the Shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the Shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such Shares become nonforfeitable.

ARTICLE 5

RESTRICTED STOCK UNIT (RSU) PROGRAM

5.1	TERMS.

A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to Restricted Stock Unit Awards.

5.2	VESTING.

Each Restricted Stock Unit shall be subject to such vesting conditions, restrictions and contingencies as the Committee shall determine and set forth in the Award Agreement evidencing the RSU. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

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5.3	SETTLEMENT OF AWARD.

As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 6

PERFORMANCE-BASED COMPENSATION

6.1	AWARDS OF PERFORMANCE-BASED COMPENSATION.

At its discretion, the Committee may make Awards to Participants intended to comply with the exemption for Performance-Based Exception set forth in Code §162(m). In such event, the number of Shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Section 6.2 and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing no more than ninety (90) days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period. The outcome of the performance goal must be substantially uncertain at the time the Committee establishes the performance goal. Performance goals will be based on the attainment of one or more objectives based on performance measures. To the degree consistent with Code §162(m), the performance goals may be calculated without regard to extraordinary items.

6.2	PERFORMANCE MEASURES.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance Measures may relate to the Corporation and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162(m), the performance measures may be calculated without regard to extraordinary items.

6.3	STOCKHOLDER APPROVAL.

For Awards to constitute performance-based compensation under Code §162(m), the material terms of performance measures on which the performance goals are to be based must be disclosed to and subsequently approved by the Corporation’s stockholders prior to payment of the compensation. Stockholder approval of the Plan is necessary for the Awards to meet the Code §162(m) exemption.

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6.4         CODE SECTION 162(M) COMMITTEE AND CERTIFICATION. Awards intended to qualify for exemption as performance-based compensation shall be granted by a committee of “outside directors” as defined in Code §162(m). Pursuant to the provisions of Section 1.3(d)) hereof, the Committee may establish a Code §162(m) subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be, to the extent that such requirement applies under Code §162(m), subject to the written certification of the Code §162(m) Committee that the performance measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE 7

RULES APPLICABLE TO ALL AWARDS

7.1	TERMINATION OF SERVICE.

Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or until the date that is three months after such termination date.

7.2	ACCELERATION OF VESTING.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to accelerate the vesting of or lapse of restrictions on any Award.

7.3	EXTENSION OF EXERCISE PERIOD.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to extend the period of time for which the Option or SAR is to remain exercisable following the Participant's termination of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option or SAR term, and/or to permit the Option or SAR to be exercised, during the applicable post-termination exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Participant's termination of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service. Such an extension may result in recharacterization of an ISO as a Non-Statutory Stock Option.

7.4	TRANSFERABILITY.

All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution; provided, however, that the Committee shall have the discretion to provide that an Award other than an ISO may, in connection with the Participant's estate plan, be assigned in whole or in part during the Participant's lifetime to a trust established exclusively for one or more members of the Participant's immediate family. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Any assignment shall not affect the Participant’s obligations to satisfy applicable tax withholding as described herein. The Participant may also designate in writing one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards, and those Awards shall, except to the extent that any lifetime transfer as provided herein, automatically be transferred to such beneficiary or beneficiaries upon the Participant's death while holding those Awards. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits under an Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. A beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable Award Agreement, including (without limitation) the limited time period during which any Award may be exercised following the Participant's death.

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7.5	STOCKHOLDER RIGHTS.

Except as otherwise provided by the Committee in the Award Agreement, the Participant (or his or her beneficiaries) holding an Award shall have no stockholder rights with respect to the Shares subject to the Award until he or she has received and become a holder of record of the Shares underlying the Award or, in the case of Restricted Stock, all restrictions have lapsed.

7.6	TAX WITHHOLDING.

(a)	Conditions on Delivery of Stock. The Corporation's obligation to deliver Shares under the Plan shall, to the extent required by Federal, state, local or foreign law, be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements (or, in the case of Restricted Stock, the making of arrangements satisfactory to the Corporation regarding such payment). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy such withholding requirements.

(b)	Tender of Shares. The Committee may, in its discretion, provide any or all Participants granted Non-Statutory Stock Options, SARs, Restricted Stock, or RSUs settled in Stock under the Plan with the right to use Shares in satisfaction of all or part of the applicable withholding taxes to which such Participants may become subject in connection with the exercise of their Options or SARs, the vesting of their Restricted Stock, or the settlement of their Restricted Stock Units or other Awards in Stock. Such right may be provided to any such Participant in either or both of the following formats:

(i)	The election to have the Corporation withhold, from the Shares otherwise issuable upon the exercise of the NSO or SAR, the vesting of the Restricted Stock, or the settlement of Restricted Stock Units in Stock, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed the minimum required by law) designated by the Participant.

(ii)	The election to deliver to the Corporation, at the time the NSO or SAR is exercised, the Restricted Stock vests, or the Restricted Stock Units are settled in Stock, one or more Shares previously acquired by such Participant (other than in connection with the Option or SAR exercise, Restricted Stock vesting or Restricted Stock Units settlement triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed the minimum required by law) designated by the Participant.

ARTICLE 8

DEFINITIONS

The following definitions shall be in effect under the Plan:

8.1         Award Agreement shall mean a written document setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, which need not be executed unless required by the Committee, and is a condition to the grant of an Award hereunder.

8.2         Awards shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Restricted Stock, and Restricted Stock Units.

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8.3         Board shall mean the Corporation's Board of Directors.

8.4         Cause shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any act or omission by such person constituting a breach or default under any written or oral agreement between such person and the Corporation (or any Related Corporation), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Related Corporation), or any other intentional act by such person adversely affecting the business or affairs of the Corporation (or any Related Corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Related Corporation) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Related Corporation).

8.5	Change of Control shall mean the first of the following events to occur:

(a)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(v)(B)), other than the Corporation, any Related Corporation, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, (a “Person”) of any of stock of the Corporation that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Corporation, (ii) any acquisition in which the Corporation does not remain outstanding thereafter and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph;

(b)	The replacement of individuals who, as of the date hereof, constitute a majority of the Board, during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election, provided that, if the Corporation is not the relevant corporation for which no other corporation is a majority stockholder for purposes of Treasury Regulation §1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority stockholder;

(c)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi)(D)), other than the Corporation, a Related Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi) and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or

(d)	The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The above definition of “Change of Control” shall be interpreted by the Board, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code §409A and official guidance issued thereunder from time to time.

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8.6         Code shall mean the Internal Revenue Code of 1986, as amended.

8.7         Committee shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Plan under Section 8.3, to the extent such entity is carrying out its administrative functions under the Plan.

8.8         Corporation shall mean China Recycling Energy Corporation, a Nevada corporation, and any corporate successor to all or substantially all of the assets or voting stock of China Recycling Energy Corporation which shall by appropriate action adopt the Plan.

8.9         Disability shall mean, unless otherwise provided in the Award Agreement or in an employment, change of control or similar agreement in effect between the Participant and the Corporation or Related Corporation, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Corporation or a Related Corporation.

8.10	Effective Date shall mean the date the Plan is adopted by the Board.

8.11	Eligible Persons shall mean persons eligible to participate in the Plan, as described in Section 1.4.

8.12	Employee shall mean an employee of the Corporation (or any Related Corporation).

8.13	Exercise Price shall mean the per Share exercise price of an Option as determined under Article 2 of the Plan.

8.14        Fair Market Value per Share on the relevant date shall mean, if the Shares are duly listed on a national securities exchange or on The Nasdaq Stock Market, the closing price of the Stock on the relevant date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the relevant date, as determined by the Committee in good faith and in compliance with Code §409A.

8.15        Incentive Stock Option or ISO shall mean an Option that is intended to qualify as, and that satisfies the requires applicable to, an “incentive stock option” described in Code § 422(b).

8.16        Non-Statutory Stock Option or NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option.

8.17        Option shall mean a right to acquire Stock of the Corporation pursuant to a Non-Statutory Stock Option or Incentive Stock Option granted under Article 2 of the Plan.

8.18        Participant shall mean any Eligible Person who receives an Award under the Plan, and includes those former Eligible Persons who have certain post-termination rights under the terms of an Award granted under the Plan.

8.17        Performance-Based Exception means the exception for performance-based compensation from the tax deductibility limitations of Code §162(m).

8.18        Period of Restriction shall mean the period(s) during which the transfer of an Award or the Shares subject to an Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

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8.19        Plan shall mean the China Recycling Energy Corporation Omnibus Equity Plan, as set forth in this document.

8.21        Related Corporation shall mean any affiliate of the Corporation; provided, however, that with respect to any ISO and for purposes of the definition of 10% Stockholder, “Related Corporation” shall mean any Corporation during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Corporation or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Corporation.

8.22        Restricted Stock shall mean a grant of Shares granted under Article 4 of the Plan that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

8.23        Restricted Stock Unit or RSUs shall mean a right to receive Shares upon satisfaction of certain vesting requirements pursuant to Article 5 of the Plan.

8.24        Service shall mean the performance of services for the Corporation (or any Related Corporation) by a person in the capacity of an Employee, a non-Employee member of the board of directors, or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement.

8.25        Shares or Stock shall mean Shares of common stock of the Corporation, par value $0.001 per share.

8.26        Stock Appreciation Rights or SARs shall mean a right to receive the appreciation in the Fair Market Value of Shares, as granted under Article 3 of the Plan.

8.27        10% Stockholder shall mean the owner of stock (as determined under Code §424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Related Corporation).

ARTICLE 9

MISCELLANEOUS

9.1	EFFECTIVE DATE AND TERM OF PLAN.

(a)	Effective Date. The Plan shall become effective immediately upon its adoption by the Board, subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Options may be granted under the Option Grant Program at any time on or after the Effective Date. However, until the stockholders approve the Plan, no Options or SARs granted under the Plan may be exercised, no Restricted Stock shall be issued under the Plan and no Award may be settled in Stock under the Plan. If stockholder approval is not obtained within twelve (12) months after the Effective Date, then all Awards shall be null and void.

(b)	Termination Date. The Plan shall terminate upon the earliest to occur of (i) the tenth (10th) anniversary of the Plan’s effective date, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued as fully-vested Shares. Should the Plan terminate on the tenth (10th) anniversary of the Effective Date, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the applicable Award Agreements.

9.2	AMENDMENT OF PLAN.

(a)	Amendment and Termination By the Board. Subject to Paragraph (b) below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. The Committee may amend any Award Agreement that it previously has authorized under the Plan and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice or constructively reprice any Award.

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(b)	Restrictions on Amendment and Termination. Notwithstanding the provisions of Paragraph (a) above, the following restrictions shall apply to the Board’s authority under Paragraph (a) above:

(i)	Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Participants who have outstanding Awards without the consent of such Participants;

(ii)	Stockholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code §422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Treasury Regulation §1.162-27(e)(4). Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such stockholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

9.3	CONTINUING SECURITIES LAW COMPLIANCE; LEGENDS.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. If at any time on or after the Effective Date, the Committee, in its discretion, shall determine that the requirements of any applicable federal or state securities laws should fail to be met, no Shares issuable under Awards and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Options or SAR at any time when it determines that allowing the exercise and issuance of Shares would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or SAR are extended during a period of suspension. With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear such restrictive legend(s) as the Corporation deems necessary or advisable under applicable law, including Federal and state securities laws. If any Award is made to a Participant who is subject to the Corporation’s policy regarding trading of its Stock by its officers and directors and Shares are scheduled to be delivered under the Plan to the Participant on a day (the “original distribution date”) that does not occur during a “window period” applicable to the Participant, as determined by the Corporation in accordance with such policy, then the Corporation can choose not to deliver such Shares on such original distribution date and instead to deliver such Shares on the first day of the next “window period” applicable to the Participant pursuant to such policy, but in no event later than the March 15 following the close of the calendar year in which such Shares were no longer subject to a substantial risk of forfeiture (within the meaning of Code §409A).

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9.4	LIQUIDATION OF THE CORPORATION.

In the event of the complete liquidation or dissolution of the Corporation, any outstanding Awards granted under this Plan shall be deemed automatically canceled without any action on the part of the Corporation and without regard to or limitation by any other provision of the Plan.

9.5	NO EMPLOYMENT/SERVICE RIGHTS.

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Corporation employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s Service at any time for any reason, with or without Cause.

9.6         RULES OF CONSTRUCTION.

For all purposes of this Plan, except as otherwise expressly provided:

(a)	all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles,

(b)	all references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan except to the extent identified as references to sections or subsections of the Code.

(c)	the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision,

(d)	whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation,”

(e)	whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified,

(f)	a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto, and

(g)	except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

9.7	UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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9.8	AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides. If determined advisable by the Committee, an Award may be modified under this Section in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or result in actual liability under Section 16(b) of the Securities Exchange Act of 1934 for the Participant whose Award is modified.

9.9	SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.10	GOVERNING LAW.

To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

17

FORM OF PROXY – CHINA RECYCLING ENERGY CORPORATION

Proxy Solicited on Behalf of the Board of Directors for the 2015 Annual Meeting of Stockholders to be held on June 19, 2015

The undersigned hereby appoints Guohua Ku and Jackie Shi, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of China Recycling Energy Corporation (the “Company”), at its 2015 Annual Meeting of Stockholders to be held at the principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR RATIFICATION AND APPOINTMENT OF GOLDMAN KURLAND MOHIDIN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 19, 2015:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.sec.gov.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you				To withhold authority to vote for any individual
vote FOR the following:	For	Withhold	For All	nominee(s), mark “For All Except” and write
	All	All	Except	the number(s) of the nominee(s) on the line below.

1. Election of Directors:	☐	☐	☐

Nominees

01 – Guohua Ku	02 – Albert McLelland	03 – Cangsang Huang
04 – Yulong Ding	05 – Geyun Wang

The Board of Directors recommends you vote FOR the following proposal:
	For	Against	Abstain
2. Ratification of appointment of MJF and Associates, APC as independent registered public accounting firm.	☐	☐	☐

3. Approval of the China Recycling Energy Corporation Omnibus Equity Plan.	For	Against	Abstain
	☐	☐	☐

4. By non-binding vote, approval of the compensation of the Company’s named executive officers.	For	Against	Abstain
	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.
(see reverse for instructions)	☐

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date